May 01, 2019
T. Rowe Price U.S. Equity Research Fund

Supplement to Prospectus Dated May 1, 2019, as supplemented
On or around November 25, 2019, the T. Rowe Price Institutional U.S. Structured Research Fund (the “Institutional Fund”) is expected to reorganize into the T. Rowe Price U.S. Equity Research Fund (the “Fund”). In an effort to ensure that shareholders of the Institutional Fund will not experience higher fees as a result of the reorganization, effective November 1, 2019, T. Rowe Price has agreed to implement a permanent limitation on the fund’s management fees and to reduce the fund’s I Class’ existing limitation on operating expenses.

The fund’s management fee consists of two components—an “individual fund fee,” which reflects the fund’s particular characteristics, and a “group fee.” The group fee is based on the combined net assets of all T. Rowe Price Funds (except the funds-of-funds, TRP Reserve Funds, Multi-Sector Account Portfolios, and any index or private-label mutual funds). The group fee schedule is graduated, declining as the combined assets of the T. Rowe Price Funds rise, so shareholders benefit from the overall growth in mutual fund assets. Conversely, the group fee could increase if there was a significant decrease in the combined net assets of all T. Rowe Price Funds. As a result, effective November 1, 2019, T. Rowe Price has agreed to permanently limit the fund’s overall management fee to 0.33%, the Institutional Fund’s current management fee rate.